                                                                   EXHIBIT 10.11


                          ANALGESIC LICENSE AGREEMENT
                          ---------------------------

          This Analgesic License Agreement (the "Agreement") dated the 27th day of October, 1997 (the "Effective Date"), is entered into by and among The DuPont Merck Pharmaceutical Company ("DuPont Merck"), a Delaware general partnership, and Endo Laboratories, L.L.C. ("Endo"), a subsidiary of DuPont Merck (Endo and DuPont Merck together are referred to herein as "Licensor"), and Endo Pharmaceuticals Inc., a Delaware corporation ("Licensee").

                              W I T N E S S E T H
                              -------------------

          WHEREAS, Licensor and Licensee are parties to that certain Asset Purchase Agreement dated June 27, 1997, by and among DuPont Merck, DuPont Merck Pharma, Endo and Licensee (the "Asset Purchase Agreement"); and

          WHEREAS, in connection with the transactions contemplated by the Asset Purchase Agreement, Licensor desires to grant to Licensee an exclusive, worldwide license with respect to the Patent Rights (as defined below) and Know-How (as defined below), and Licensee desires to receive such license;

          NOW THEREFORE, in consideration of the foregoing and of the covenants herein contained, intending to be legally bound, Licensor and Licensee hereby covenant and agree as follows:

1.   Definitions
     -----------

     1.1  "Confidential Information" means certain secret and proprietary
           ------------------------
     information and documents relating to the Patents and Know-How licensed hereunder or relating to or held by any of the parties hereto, and includes, without limitation, compounds, intermediates, designs, formulas and formulations, methods, processes, know-how, and all other confidential scientific, clinical, regulatory, marketing, financial and commercial information or data, marketing strategies, product plans, plans for research, development and experimental research, test and safety data, supplier lists and all information relating to any Licensed Product, whether communicated in writing or orally (to be confirmed in writing within ten (10) days) or by other means, which is provided or supplied by one party to the other party in connection with this Agreement.

     1.2  "Know-How" means information, materials, methods and practices,
           --------
     including but not limited to, preclinical, clinical, toxicological, regulatory, manufacturing, safety and pharmacological information which on the Effective Date of this Agreement are in Licensor's possession or control, are not generally known to the public and are necessary or useful for Licensee in the development, manufacture, use or sale of any Licensed Product. Know-How shall not include any such data or information which is available to Licensor under a license pursuant to which Licensor does not have the right to grant sublicenses.

     1.3  "Licensed Compounds" means individually and collectively the
           ------------------
     following:

          (i) the selective kappa agonist compound referred to within DuPont Merck as DuP 747, published as: P. Rajagopalan, R.M Scribner, P. Pennev, W.K. Schmidt, S.W. Tam, G.F. Steinfels, and L. Cook, "DuP 747:
          A New, Potent, Kappa Opioid Analgesic. Synthesis and Pharmacology", Bioorganic & Medicinal Chemistry Letters, Vol. 2, No. 7, pp. 715-720
          (1992);

          (ii) the nalbuphine prodrug referred to with in DuPont Merck as DuP 769, published as: W.K. Schmidt, B.J. Aungst, G.A. Boswell, Jr., C.M. Maciag, M.E. Marynowski, H.F. Stampfli, G.F. Steinfels, A. Sunshine, and L. Cook, "Nalbuphine N-Oxide Prodrug: Analgesia and Nalbuphine Serum Levels Following Administration of DuP 769 in Rats and Dogs", Monograph No. 132: Problems of Drug Dependence, 1992: Proceedings of the 54th Annual Scientific Meeting, The College on Problems of Drug Dependence, Inc., pp. 147;

          (iii) the compound referred to within DuPont Merck as DuP 631, published as Y.N. Wong, D.L. Burcham, S.M. Huang, and C.Y. Quon, "Metabolism and Disposition of Exp 631-A Novel Antidepressant Analgesic", Biopharmaceutics and Drug Disposition, Vol. 14, pp. 519-531 (1993); and
          any active metabolite, prodrug, stereoisomeric, crystalline and/or salt forms thereof, provided however, that Licensed Analgesic Compounds shall not include nalbuphine.

     1.4  "Licensed Product" means a formulation for human pharmaceutical use in
           ----------------
     dosage form containing one or more Licensed Compounds.

     1.5  "Patent Rights" means the patents and patent applications listed on
           -------------
     Schedule A hereto and any and all patents and patent applications owned by or licensed to Licensor as of the Effective Date, which contain one or more claims covering any Licensed Product and/or Licensed Compound, or any method for synthesis or use thereof, and any and all divisions, continuations, and continuations-in-part thereof, and any reissues, renewals, reexaminations, extensions or the like of any such patents and patent applications and all foreign equivalents of any of the foregoing. Patent Rights shall not include any patents or patent rights available to Licensor under a license pursuant to which Licensor does not have the right to grant sublicenses.

2.   Grant.  Licensor hereby grants to Licensee an exclusive, worldwide, fully
     -----
paid-up, irrevocable license (collectively being the "Licensed Rights"), under the Patent Rights and Know-How to attempt to make, make, have made, import, use, offer for sale and sell Licensed Compounds and Licensed Products. The foregoing grant shall include the right to sue for past infringement, and also the right to grant exclusive and/or non-exclusive sublicenses to third parties, at Licensee's sole discretion. The foregoing grant shall be exclusive as to everyone, including Licensor. It shall be understood, however, that Licensor retains all rights under the Patent Rights to all compounds and inventions claimed therein except with respect to Licensed Compounds and Licensed Products.

3.   Delivery.  Licensor shall disclose and make available to Licensee, as soon
     --------
as possible but in no event later than thirty (30) days after the Effective Date, copies of all Know-How embodied in tangible form, in any media, whether electronic, written or otherwise. Such disclosure shall, as far as reasonably practicable, be made in writing by furnishing copies of relevant materials. Licensor shall also, as soon as possible but in no event later than thirty (30) days after the Effective Date, deliver to the recipient designated by Licensee any and all quantities of Licensed Compounds and Licensed Products which on the Effective Date are in Licensor's possession or control.

4.   Term.  The license to the Patent Rights hereunder shall commence upon the
     ----
Effective Date and continue on a country-by-country basis until the expiration of the last to expire of the Patent Rights in such country. The license to the Know-How hereunder shall be perpetual. Notwithstanding the foregoing, the licenses granted in Section 2 hereof will terminate if Licensee shall cease to carry on business or shall go into liquidation or a receiver shall be appointed to Licensee's assets, except in the case where Licensee has assigned this Agreement in accordance with Section 8.3 below.

5.   Patent Maintenance and Patent Infringement
     ------------------------------------------

     5.1  Patent Maintenance.  Licensor shall be responsible for prosecuting and
          ------------------
     maintaining the Patent Rights. In meeting such responsibility, Licensor shall rely on its staff attorneys or outside counsel to the same extent it usually does in prosecuting similar patents and patent applications owned by Licensor. Licensor acknowledges its obligation to pay all maintenance fees and annuities as they become due and payable to the U.S. Patent and Trademark Office and other patent offices throughout the world, in order to avoid premature expiration of any of the Patent Rights. In the event that Licensor does not wish to continue to prosecute and/or maintain any of the Patent Rights, Licensor shall inform Licensee of such decision in writing as soon as practicable and Licensee shall have the right, but not the obligation, to take such steps itself at its own expense.

     5.2  Notice of Infringement.  Each party shall immediately give notice to
          ----------------------
     the other of (i) any potential infringement or actual infringement by a third party of any Patent Rights or any misappropriation of Know-How of which it becomes aware, or (ii) any certification of which it becomes aware filed under the United States "Drug Price Competition and Patent Term Restoration Act of 1984" claiming (x) that Patent Rights covering any Licensed Product are invalid or unenforceable or (y) that infringement will not arise from the manufacture, use or sale of Licensed Product by a third party.

     5.3  Licensee's Right to Bring Suit. With respect to any infringement of
          ------------------------------
     the Licensed Rights with respect to any Licensed Compound and/or Licensed Product, Licensee shall have the exclusive right, in its discretion, to settle with the infringer or to bring suit or other proceeding at its expense against the infringer. Licensee shall keep Licensor advised at all times of such suit or proceedings brought by Licensee. Licensor agrees to cooperate with Licensee in its efforts to protect the Patent Rights, including joining as a party where necessary. Licensee agrees to prosecute diligently any litigation it initiates under this Section 5.3. Licensee shall retain the full amount of any recovery hereunder, after reimbursing Licensor for its out-of-pocket expenses in connection with its participation in such suit or proceeding.

     5.4  Licensee Accused of Infringement.  In the event that Licensor or
          --------------------------------
     Licensee receives notice that a suit or other proceeding has been instituted against Licensee, claiming that by exercising the Patent Rights with respect to any Licensed Compound and/or Licensed Product Licensee is infringing or has infringed the intellectual property of a third party, each party shall notify the other of the same.

     5.5  Patent Term Extension.  The parties hereto shall cooperate with each
          ---------------------
     other in obtaining patent term extension or supplemental protection certificates or their equivalents in any country applicable to the Patent Rights, as follows: The parties will notify each other within five (5) business days of receiving approval for any Licensed Product from the U.S. Food & Drug Administration or its equivalent in any country. The parties will promptly negotiate in good faith extension strategies that would permit both parties to take maximum advantage of extensions for all Patent Rights hereunder.

6.   Indemnification and Warranties
     ------------------------------

     6.1  Indemnification.  Licensee hereby indemnifies and holds Licensor
          ---------------
     harmless from any and all claims of personal injury or property damage which may result from the manufacture, use or sale of any Licensed Products or Licensed Compounds.

     6.2  Warranties.  Licensor represents and warrants that it has sole and
          ----------
     exclusive right, title and interest in and to the Patent Rights; that it has not entered into any other agreement that would conflict with this Agreement; that it has the full legal right to grant the licenses provided hereunder; that it has not granted rights in or to the Patent Rights or the Know-How with respect to the Licensed Compounds to any person other than Licensee; that no patent search has been conducted to ascertain whether the exercise of the Licensed Rights will infringe any patent rights owned by third parties; and to the best of its knowledge, the exercise of the Licensed Rights will not infringe any third-party patent rights and neither the Patent Rights nor the

     Know-How have been limited due to Licensor's not having the right to grant sublicenses. Licensor hereby indemnifies and holds harmless Licensee from all damages (including attorneys' fees) arising from any breach of the foregoing representations and warranties.

     6.3  No Other Warranties.  LICENSOR MAKES NO OTHER WARRANTIES, EXPRESS OR
          -------------------
     IMPLIED, AS TO ANY MATTER WHATSOEVER, INCLUDING, WITHOUT LIMITATION, THE CONDITION, MERCHANTABILITY OR FITNESS FOR PURPOSE OF ANY PRODUCTS OR PROCESSES COVERED BY THE PATENT RIGHTS.

7.   Confidentiality
     ---------------

     7.1  Nondisclosure Obligation.  All Confidential Information hereunder
          ------------------------
     disclosed by one party to another, whether in the past or in the future, shall be governed by the terms and conditions of this Section 7. The parties hereto agree that all Confidential Information shall be maintained in confidence by the recipient and shall not be disclosed by the recipient to any other natural person, or any corporation, firm, partnership or other business entity, or any government or any agency thereof, without the prior written consent of the other party, except to the extent that such Confidential Information:

          (i) is known by recipient at the time of its receipt as documented by business records;

          (ii) is properly in the public domain through no fault of the receiving party;

          (iii) is subsequently disclosed to the receiving party by a third party who may lawfully do so and is not under an obligation of confidentiality to the disclosing party;

          (iv) is developed by the receiving party independently of Confidential Information or other information received from the other party;

          (v) is disclosed to governmental or other regulatory agencies in order to obtain patents or to gain approval to conduct clinical trials or to market Licensed Products, but such disclosure may be only to the extent reasonably necessary to obtain patents or authorizations;

          (vi) is necessary or useful to be disclosed to prospective investors, sublicensees, agents, consultants and/or other third parties for the research and development, manufacturing, marketing and or sale of Licensed Products (or for such parties to determine their interest in performing such activities) in accordance with this Agreement on the condition that such third parties agree to be bound by the confidentiality obligations contained in this Agreement, provided that the term of confidentiality for such third parties shall be no less than five (5) years from the date of disclosure; or

          (vii) is required to be disclosed by law or court order, provided that notice is promptly delivered to the other party in order to provide an opportunity to challenge or limit the disclosure obligations.

     The receiving party shall use the same level of care, but no less than a reasonable level of care, to prevent the use or disclosure of Confidential Information received under this Agreement, as it exercises in protecting its own secret and proprietary information of similar nature. The receiving party shall only communicate Confidential Information to its employees, legal and financial advisors who need to know such Confidential Information, who have been previously made aware of the terms of this Agreement pertaining to Confidential Information and who have agreements with the receiving party obligating them to keep confidential such Confidential Information.

     7.2  Use of Confidential Information.  Both parties agree that the
          -------------------------------
     Confidential Information shall only be used in connection with the exercise of the parties' respective rights and the fulfillment of their obligations under this Agreement.

8.   Miscellaneous
     -------------

     8.1 This Agreement shall be construed in accordance with the laws of the United States and the laws of the State of Delaware, without regard for principles of conflicts of law thereof.

     8.2 This Agreement contains the entire and only agreement between the parties, and supersedes all preexisting oral or written agreements between them regarding the subject matter hereof. Any changes or modifications hereto shall be effective only if made in writing and signed by both parties.

     8.3 The rights of Licensee under this Agreement shall not be transferred or assigned without the consent of Licensor, which consent shall not be unreasonably withheld, except such that such rights may be assigned or transferred to a successor to Licensee's business through the sale of all or substantially all of Licensee's assets and/or shares, or merger or reorganization, without the consent of Licensor.

     8.4 In the event that any provision of this Agreement is held invalid or unenforceable in any circumstance by a court of competent jurisdiction, the remainder of this Agreement, and application of such provision in any other circumstances, shall not be affected thereby.

     8.5 The headings of this Agreement are for convenience of reference only and shall not affect the meaning or interpretation of this Agreement in any way.

     8.6 Each party hereto is an independent contractor and neither the making of this Agreement nor the performance of any of the provisions hereof shall be construed to make one party an agent, employee or legal representative of another party for any purpose, nor shall this Agreement be deemed to establish a joint venture or partnership.

     8.7 The failure of either party to assert a right hereunder or to insist upon compliance with any term or condition of this Agreement shall not constitute a waiver of that right or excuse a similar subsequent failure to perform any such term or condition by the other party.

     8.8 This Agreement may be executed in two or more counterparts, and when each party has signed and delivered at least one counterpart, each counterpart shall be deemed an original, and, when taken together with other signed counterparts, shall constitute one Agreement, which shall be binding upon and effective as to all parties.

          IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first above written.

THE DUPONT MERCK PHARMACEUTICAL COMPANY

      /s/ PAUL G. HOWES
By:  _____________________________________
     Name:  Paul G. Howes
     Title: President, CEO


ENDO LABORATORIES, L.L.C.

      /s/ PAUL G. HOWES
By:  _____________________________________
     Name:  Paul G. Howes
     Title: President, CEO

ENDO PHARMACEUTICALS INC.

     /s/ CAROL AMMON
By:  _____________________________________
     Name:  Carol Ammon
     Title: President, CEO

DuPont Legal Patent Division

License Agreement:  NorthStar & Endo Pharmaceuticals DuP 631 Exhibit A

27 October 1997

Page 1

Docket Number      Country Name     Appl. Date        Applic. Number  Patent Number    Sub Sta    Abandon Date    Grant Date
BP6333             PHILIPPINES      21 Mar 1989       38357                            EPP
BP6333             DENMARK          22 Mar 1989       89/001456                        EPP
BP6333             KOREA SOUTH      28 Mar 1989       89/003866                        EPP
BP6333             JAPAN            28 Mar 1989       89/074129                        EPP
BP6333             U.S.A.           28 Mar 1988       07/174356                        ABN        01 Dec 1989
BP6333             NORWAY           22 Mar 1989       89/001260                        ABN        22 Oct 1994
BP6333             TAIWAN           24 Mar 1989       78102254          052941         ISS                        01 Apr 1992
BP6333             EUR PATENT       22 Mar 1989       89105083.3        0337167        ISS                        03 Aug 1994
BP6333             BELGIUM          22 Mar 1989       UNKN              0337167        ISS                        03 Aug 1994
BP6333             FRANCE           22 Mar 1989       UNKN              0337167        ISS                        03 Aug 1994
BP6333             GREAT BRITAIN    22 Mar 1989       UNKN              0337167        ISS                        03 Aug 1994
BP6333             ITALY            22 Mar 1989       UNKN              0337167        ISS                        03 Aug 1994
BP6333             LUXEMBOURG       22 Mar 1989       UNKN              0337167        ISS                        03 Aug 1994
BP6333             NETHERLANDS      22 Mar 1989       UNKN              0337167        ISS                        03 Aug 1994
BP6333             SPAIN            22 Mar 1989       UNKN              0337167        ISS                        03 Aug 1994
BP6333             SWEDEN           22 Mar 1989       UNKN              0337167        ISS                        03 Aug 1994
BP6333             SWITZERLAND      22 Mar 1989       UNKN              0337167        ISS                        03 Aug 1994
BP6333             GREECE           22 Mar 1989       940402613         3013326        ISS                        03 Aug 1994
BP6333             GERMANY          22 Mar 1989       P68917185.4-08    68917185       ISS                        03 Aug 1994
BP6333             AUSTRIA          22 Mar 1989       UNKN              E0109465       ISS                        03 Aug 1994
BP6333             HUNGARY          28 Mar 1989       89/001532         213671         ISS                        05 Aug 1997
BP6333             FINLAND          28 Mar 1989       89/001473         94240          ISS                        10 Aug 1995
BP6333             PORTUGAL         28 Mar 1989       90127             90127          ISS                        13 Dec 1993
BP6333             AUSTRALIA        28 Mar 1989       89/031717         623637         ISS                        15 Sep 1992
BP6333             ISRAEL           27 Mar 1989       89746             89746          ISS                        16 Jun 1993

Docket Number      Country Name     Appl. Date        Applic. Number    Patent Number  Sub Sta    Abandon Date    Grant Date
BP6333             RUSSIAN FED      27 Mar 1989       4613736/04        1836346        ISS                        24 Jan 1992
BP6333             CANADA           22 Feb 1989       591753            1337418        ISS                        24 Oct 1995
BP6333             SOUTH AFRICA     22 Mar 1989       89/002171         89/002171      ISS                        28 Nov 1990
BP6333             NEW ZEALAND      23 Mar 1989       228479            228479         ISS                        29 Apr 1992
BP6333             MEXICO           28 Mar 1989       015430            183916         ISS                        30 Jan 1997
BP6333             MALAYSIA         27 Mar 1989       PI8900381         MY103990A      ISS                        30 Oct 1993
BP6333             IRELAND          23 Mar 1989       89/000913         65811          ISS                        31 Oct 1995
BP6333A            U.S.A.           28 Aug 1989       07/398999         5019650        ISS                        28 May 1991
BP6333B            U.S.A.           28 Aug 1989       07/398996         5086063        ISS                        04 Feb 1992

DuPont Legal Patent Division

License Agreement:  NorthStar & Endo Pharmaceuticals DuP 747 Exhibit A

27 October 1997

Page 1

Docket Number      Country Name     Appl. Date        Applic. Number    Patent Number  Sub Sta    Abandon Date    Grant Date
BP6322             U.S.A.           10 Sep 1986       905543                           ABN        01 Jan 1989
BP6322A            PHILIPPINES      10 Sep 1987       35798                            EPP
BP6322A            CANADA           08 Sep 1987       546354                           EPP
BP6322A            AUSTRALIA        10 Sep 1987       87/078224         607935         ISS                        01 Aug 1991
BP6322A            ISRAEL           09 Sep 1987       83842             83842          ISS                        02 Oct 1991
BP6322A            MALAYSIA         10 Sep 1987       PI8701624         MY101368A      ISS                        05 Sep 1991
BP6322A            DENMARK          09 Sep 1987       87/004700         169071         ISS                        08 Aug 1994
BP6322A            IRELAND          09 Sep 1987       87/002406         60423          ISS                        08 Jul 1994
BP6322A            KOREA SOUTH      10 Sep 1987       87/010028         107765         ISS                        15 Nov 1996
BP6322A            HUNGARY          09 Sep 1987       87/004018         198016         ISS                        19 Apr 1989
BP6322A            PORTUGAL         09 Sep 1987       85668             85668          ISS                        20 Nov 1989
BP6322A            JAPAN            09 Sep 1987       87/224204         2110963        ISS                        21 Nov 1996
BP6322A            EUR PATENT       05 Sep 1987       87113010.0        0260555        ISS                        22 Apr 1992
BP6322A            BELGIUM          05 Sep 1987       UNKN              0260555        ISS                        22 Apr 1992
BP6322A            FRANCE           05 Sep 1987       UNKN              0260555        ISS                        22 Apr 1992
BP6322A            GREAT BRITAIN    05 Sep 1987       UNKN              0260555        ISS                        22 Apr 1992
BP6322A            ITALY            05 Sep 1987       UNKN              0260555        ISS                        22 Apr 1992
BP6322A            LUXEMBOURG       05 Sep 1987       UNKN              0260555        ISS                        22 Apr 1992
BP6322A            NETHERLANDS      05 Sep 1987       UNKN              0260555        ISS                        22 Apr 1992
BP6322A            SPAIN            05 Sep 1987       UNKN              0260555        ISS                        22 Apr 1992
BP6322A            SWEDEN           05 Sep 1987       UNKN              0260555        ISS                        22 Apr 1992
BP6322A            SWITZERLAND      05 Sep 1987       UNKN              0260555        ISS                        22 Apr 1992
BP6322A            GREECE           05 Sep 1987       UNKN              3004962        ISS                        22 Apr 1992
BP6322A            GERMANY          05 Sep 1987       P3778463.3-08     3778463        ISS                        22 Apr 1992
BP6322A            AUSTRIA          05 Sep 1987       UNKN              E0075223       ISS                        22 Apr 1992

Docket Number      Country Name     Appl. Date        Applic. Number    Patent Number  Sub Sta    Abandon Date    Grant Date
BP6322A            RUSSIAN FED      09 Sep 1987       4203411/04        1582984        ISS                        23 Dec 1988
BP6322A            U.S.A.           16 Jul 1987       07/071028         4876269        ISS                        24 Oct 1989
BP6322A            FINLAND          09 Sep 1987       87/003896         88298          ISS                        26 Apr 1993
BP6322A            MEXICO           10 Sep 1987       008173            170515         ISS                        27 Aug 1993
BP6322A            NEW ZEALAND      08 Sep 1987       221726            221726         ISS                        28 Aug 1990
BP6322A            NORWAY           09 Sep 1987       87/003762         172934         ISS                        29 Sep 1993
BP6322A            SOUTH AFRICA     10 Sep 1987       87/006778         87/006778      ISS                        30 May 1989
BP6322A            TAIWAN           09 Sep 1987       76105341          031661         ISS                        31 Jul 1989

DuPont Legal Patent Division

License Agreement:  NorthStar & Endo Pharmaceuticals DuP 769 Exhibit A

27 October 1997

Page 1

Docket Number      Country Name     Appl. Date        Applic. Number    Patent Number  Sub Sta    Abandon Date    Grant Date
BP6295             U.S.A.           02 Dec 1985       803222            4722928        ABN        02 Aug 1995     02 Feb 1988
BP6295             JAPAN            01 Dec 1986       86/284459         1966196        ISS                        25 Aug 1995
BP6295 1           JAPAN            24 May 1993       93/121382         2017591        ISS                        19 Feb 1996
BP6295A            U.S.A.           01 Oct 1987       07/103213                        ABN        01 Aug 1989
BP6295B            U.S.A.           27 Jul 1989       07/391406         4990617        ISS                        05 Feb 1991

                                       14